SECURITY AGREEMENT
                            (Equipment and Inventory)


DATE:                 , 1996
       ---------- ----

         1.    Grant and Related Data

              1.1 -----------------------------,  ("Debtor"),  hereby  grants to
UNITED GROCERS, INC., an Oregon corporation, ("Secured Party"), a security interest in the following described personal property:

         All present and hereafter acquired inventory, furniture, trade fixtures, equipment and all proceeds therefrom, including insurance proceeds, accounts receivable, United Grocers, Inc. capital stock and patronage rebates earned, contract rights,
         leasehold   improvements,   and  leasehold  interest,  now  or
         hereafter used in connection with the operation of that certain retail grocery business presently known as -----------, located at ---------, --------, -------- County, Oregon.

together with all accessories , substitutions, additions, replacements, parts, equipment and accessories now or hereafter affixed to or used in connection therewith ("Collateral"), to secure any and all present and hereinafter incurred indebtedness, and any renewals and to cover any and all extensions of credit and also to secure any and all other liabilities, absolute or contingent, primary or secondary, direct or acquired, due or to become due, now or at any time hereafter owing by Debtor to Secured Party or its wholly owned subsidiaries.

              1.2 The Collateral is bought or used primarily for Debtor's business purposes, and it will be permanently kept at -------------, ---------, -------- County, Oregon, which is the address of Debtor's place of business.

              1.3 The Collateral is not and will not be attached to real estate so as to become incorporated in and made a part of said real property.

              1.4 As often as Secured Party shall require, Debtor shall deliver to Secured Party such lists, descriptions and designations of inventory as Secured Party may require to identify the nature, extent and location thereof.

         2. Warranties, Covenants and Agreements. In order to induce Secured Party to enter into this Security Agreement and make each loan, Debtor warrants and covenants to Secured Party that:

              2.1 Organization. Debtor is a corporation duly organized, validly existing and in good standing under the las of the State of Oregon, has the necessary authority and power to own and sell the Collateral and its other assets and to transact the business in which it is engaged, and is duly qualified to do business in the jurisdiction where the Collateral is located and in each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification.

              2.2 Power and Authority. Debtor has full power, authority and legal right to execute and deliver this Security Agreement, the notes, and the contracts to perform its obligations hereunder and thereunder, to borrow hereunder and to grant the security interest created by this Security Agreement.

              2.3 Consents and Permits. No consent of any other party (including any stockholders, trustees or holders of indebtedness), and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental body, authority, bureau or agency is required in connection with the execution, delivery or performance by Debtor of this Security Agreement, the notes or the contracts, or the validity or enforceability of this Security Agreement, the notes or the contracts.

              2.4 No Legal Bar. The execution, delivery and performance by Debtor of this Security Agreement, the notes and the contracts do not and will not violate any provision of any applicable law or regulation or of any judgment, award, order, writ or decree of any court or governmental instrumentality, will not violate any provision of the charter of Bylaws of Debtor and will not violate any provision of or cause a default under any mortgage, indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets, and will not result in the creation or imposition of any lien on any of the assets of Debtor other than the security interest intended to be created hereby.

              2.5 No Defaults. Debtor is not in default, and no event or condition exists which after the giving of notice or lapse of time or both would constitute an event of default, under any mortgage, lease indenture, contract, agreement, judgment or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets, except for any such default, event or condition which, individually or in the aggregate, would not affect Debtor's ability to perform its obligations under this Security Agreement or any such mortgage, indenture, contract, agreement, judgment or other undertaking.

              2.6 Enforceability. This Security Agreement has been duly authorized, executed and delivered by Debtor and constitutes a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. When executed and delivered, each contract and note shall have been duly authorized, executed and delivered by Debtor and shall constitute a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms.

              2.7 Laws; Obligations: Operations. Debtor will:

              (a) duly observe and conform to all requirements of any governmental authorities relating to the conduct of its business or to its properties or assets insofar as such requirements may have a material impact respecting Debtor's obligations under this Security Agreement;

Page 2 --SECURITY AGREEMENT

              (b) maintain its existence as a legal entity and obtain and keep in full force and effect all rights, licenses and permits which are necessary to the proper conduct of its business;

              (c) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Security Agreement or the operation of its business; and

              (d) pay all fees, taxes, assessments and governmental charges or levies imposed upon any of the Collateral.

              2.8 Except for the security interest granted hereby, and a grant of a security interest in inventory and fixtures to United Resources, Inc., Debtor is the sole owner of the Collateral free from any lien, security interest or encumbrance, and will defend the Collateral against the claims and demands of all persons whomsoever.

              2.9 Financial Condition of Debtor. The consolidated financial statements of Debtor heretofore delivered to Secured Party are complete and correct, have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of Debtor as at said date and the results of its operations for the period ended on said date, and there has been no material adverse change in the financial condition, business or operations of Debtor since said date.

              2.10 Except as provided below with respect to inventory, Debtor will not sell or offer to sell or otherwise transfer or dispose of the Collateral or any part thereof by any interest herein, or create or cause or permit to be created any lien, encumbrance or security interest in or upon any part thereof.

              2.11 While Debtor is not in default hereunder, Debtor may sell the inventory, but only in the ordinary course of business and only to buyers who qualify as a buyer in the ordinary course of business.

              2.12 Insurance. Debtor will keep the Collateral fully insured against loss or damage by fire, and such other hazards as Secured Party may from time to time require, with such deductible provisions, upon such terms, including loss payable and other endorsements, and in such company or companies as Secured Party may approve; and Debtor will immediately deliver all such insurance policies to Secured Party, to be retained while any indebtedness hereby secured remains owing. Secured Party shall hold all such policies in pledge to secure payment of the indebtedness hereby secured, with irrevocable authority to adjust any loss, receive and receipt for any sum payable, surrender any policy, discharge and release any insurer, endorse any loss or refund check or draft and, in general, exercise in the name of Debtor or otherwise, any and all rights of Debtor in respect thereto or in respect to the proceeds thereof.

Page 3--SECURITY AGREEMENT

              2.13 Maintenance of Collateral. Debtor will, at its own expense, keep and maintain the Collateral or cause the Collateral to be kept and maintained in good repair, condition and working order and furnish or cause to be furnished all parts, replacements, mechanisms, devices and servicing required therefore so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, fair wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become part of the Collateral and subject to the security interest created by this Security Agreement. Debtor will not make or authorize any improvement, change, addition or alteration to the Collateral if such improvement, change, addition or alteration will impair the originally intended function or use of the Collateral or impair the value of the Collateral as it existed immediately prior to such improvement, change, addition or alteration. Any part added to the Collateral in connection with any improvement, change, addition or alteration shall immediately, without further act, become part of the Collateral and subject to the security interest created by this Security Agreement.

              2.14 Inspection/Use of Collateral. Secured Party may enter any premises in which any of the Collateral may be kept at any reasonable time for the purpose of inspecting the same. Debtor will not permit any use of any of the Collateral in violation of any law or ordinance. Debtor will not, without the prior written consent of Secured Party cause or permit the Collateral or any part thereof to be moved from its present location or to be used for hire or under lease.

              2.15 Taxes. Debtor will promptly pay when due all taxes, license fees and governmental rates and charges upon or relating to any of the Collateral or its use and relative to the indebtedness hereby secured.

              2.16 Financial Reporting. Debtor shall provide to Secured Party at least quarterly, and to Secured Party's officers, agents, attorneys or accountants, reasonably complete financial data reflecting the inventory level, debts and obligations of Debtor (not limited to those to Secured Party), the current accounts receivable of Debtor, and all other information reasonably calculated to provide Secured Party with information with respect to the solvency of the Debtor, and to assure the Secured Party as of its rights hereunder to the Collateral. All such financial information shall be accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Secured Party true and accurate knowledge of the financial condition of the Debtor.

              2.17 As further consideration for the execution of this Security Agreement, Debtor agrees to assign unto Secured Party, as collateral, Debtor's interest in the lease, satisfactory to Secured Party, covering the premises wherein the business and chattels are located. Any breach of said lease, shall be deemed a breach of this Security Agreement and so also shall a breach of this Security Agreement be deemed a breach of the lease. In the event of a breach of this Security Agreement or of the lease, and in the event Secured

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

Party finds it necessary to exercise the right of possession, Debtor agrees to relinquish possession of the premises, peaceably, to Secured Party, and in such event, this indenture shall serve as an assignment of all the right, title and interest of Debtor of Debtor's leasehold rights.

              2.18 Optional Advances. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances upon any of the Collateral, may place and pay premiums upon insurance on any of the Collateral and may incur expenses for maintenance and preservation of any of the Collateral. Debtor agrees to pay to Secured Party upon demand all sums incurred or paid for any of said purposes with interest from the date on which the same were incurred to the date of payment at the rate of 18 percent per annum. Payment thereof is secured by the Collateral.

              2.19  Proceeds  Account.  Upon  default  as  hereinafter  defined,
Debtor, forthwith, upon receipt of all checks, drafts, cash and other remittances (hereinafter called proceeds) in part or full payment for any of the Collateral, will deposit the proceeds in a cash collateral account as specified by Secured Party, over which the Secured Party alone shall have power of withdrawal. Pending such deposit, the Debtor shall not commingle any proceeds with any other funds or property of the Debtor, but shall hold the proceeds separate and apart therefrom and upon an express trust for the Secured Party until deposited in the cash collateral account. Credit for proceeds deposited in the cash collateral account shall be conditional upon final payment of the deposited item. Once a month, the Secured Party will apply the whole or any part of the collected funds on deposit in the cash collateral account against the principal or interest of the notes and the other charges specified, the order and method of such application to be in the discretion of the Secured Party. Any part of the cash collateral account which the Secured Party elects not to so apply may be paid over by the Secured Party to the Debtor.

         3.  General Provisions.

              3.1 The obligations which this Security Agreement secures may be evidenced by separate instruments which may be negotiated, extended or renewed by Secured Party without releasing Debtor, the Collateral or any guarantor or comaker.

              3.2 All of the terms of this Security Agreement and the rights, remedies and duties of the parties hereto shall be governed by the laws of the State of Oregon or other applicable laws. If any provision of this Security Agreement is in conflict with the law of any state having jurisdiction, the remaining parts hereof shall be effective as if such provision had not been made.

              3.3 If any interest of Debtor in any of the Collateral shall be transferred or if any indebtedness hereby secured shall be assigned, the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the successors in interest of the parties hereto.

Page 5--SECURITY AGREEMENT

              3.4 If there be more than one Debtor or a guarantor or comaker or more than one guarantor or comaker, the liability of all such parties shall be primary and joint and several.

              3.5 If Secured Party shall, once or often, extend the time for paying any indebtedness hereby secured or fail promptly to exercise any right or remedy it may have for any default hereunder or breach or violation hereof, such indulgence or forebearance shall not be deemed a waiver of strict and prompt performance by Debtor of all the terms and conditions hereof and shall not preclude Secured Party from thereafter, without notice, exercising any right or remedy for any subsequent breach or default in performance of the same or any other provision hereof or for any other breach or violation of this Security Agreement.

              3.6 If any notice is given to Secured Party, it shall be given by registered or certified mail directed to Secured Party at the place where indebtedness hereby secured is payable. If any notice is to be given to Debtor, mailing by registered or certified mail to the address stated above shall be sufficient unless Secured Party shall have received from Debtor notice in writing of a change of address. Reasonable notice, when such notice is required, shall be deemed to be five (5) days notice.

              3.7 Debtor will promptly notify Secured Party in writing of any change in Debtor's business or residence address and agrees to execute any additional financing statements as Secured Party shall require.

         4. Negative Covenants. Without Secured Party's prior written consent, until all obligations are fully paid, performed and satisfied and this Security Agreement is terminated, Debtor covenants that Debtor shall not:

              4.1 merge or consolidate with or acquire any other party, partnership, joint venture or corporation, hereinafter designated "Person"

              4.2 other than in the ordinary course of Debtor's business, make any investment in the securities of any Person;

              4.3 declare or pay cash or stock dividends upon any of Debtor's stock or make any distributions of Debtor's property or assets or make any loans, advances and/or extensions of credit to, or investments in, any Person(s), including, without limitation, any of Debtor's affiliates, officers or employees;

              4.4 redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor's capital stock, or make any material change in Debtor's capital structure or in any of Debtor's business objectives, purposes and operations which might in any way adversely affect the repayment of the obligations; and

Page 6--SECURITY AGREEMENT

              4.5 enter into any transaction which materially and adversely affects the Collateral or Debtor's ability to repay and satisfy its obligations hereunder.

         5. Default. Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

              5.1 If Debtor shall fail to pay, when due, any obligation within five (5) days after the same becomes due (whether at the stated maturity, by acceleration or otherwise) of any indebtedness owing by Debtor to Secured Party.

              5.2 If Debtor shall fail to perform promptly at the time and strictly in the manner provided by any covenant, representation or warranty of Debtor contained in this or any other agreement between Debtor and Secured Party.

              5.3 If any warranty, representation, covenant or statement made by Debtor to Secured Party in this or any other agreement is false in any material respect.

              5.4 If there shall be any loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon.

              5.5 If there shall be any death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency law, as now or hereafter constituted, by or against Debtor or any guarantor or surety of Debtor.

              5.6 If Debtor fails to maintain a marketable inventory at cost of ------.--, during the term of Debtor's indebtedness to the Secured Party, at ----------, --------, --------- County, Oregon.

           5.7 If Secured Party deems or has reasonable cause to deem itself insecure.

         6.  Remedies.

              6.1 Upon an event of default, as specified in subparagraphs 5.1 through 5.7, and at any time thereafter, Secured Party may, without notice, declare any and all promissory notes immediately due and payable, together with all other amounts owing under this or any other agreement by and between Debtor and Secured Party without demand, protest or other nature, all of which are expressly waived.

              6.2 If an event of default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing,

Page 7--SECURITY AGREEMENT
evidencing or relating to the obligations, all rights and remedies of secured parties under the Uniform Commercial Code of Oregon. Debtor agrees that in any such event, Secured Party without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Secured Party's offices or else where at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby expressly released. Debtor further agrees, at Secured Party's request, to assemble the Collateral, make it available to Secured Party at places which Secured Party shall reasonably select, whether at Debtor's premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including attorneys fees and legal expenses) to the payment in whole or in part of the obligations, in such order as Secured Party may elect and only after so applying such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Debtor agrees that no more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at its address set forth in subparagraph 7.2 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall be liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled.

              6.3 Debtor agrees to pay all expenses, including reasonable attorneys fees, incurred by Secured Party in taking, holding, preparing for sale and selling any of the Collateral, as well as attorneys fees and court costs in such amount as shall be adjudged reasonable for services in the trial court and for services in any appellate court in any suit or action to require performance or for the breach of this Security Agreement or upon any promissory note hereby secured.

              6.4 In any suit or action to require performance or for the breach of this Security Agreement the court may, upon application of plaintiff and without regard to the condition of the property or the adequacy of the security

Page 8--SECURITY AGREEMENT
for the indebtedness hereby secured and without notice to Debtor or to any other party, appoint a receiver to take possession and care of all of the Collateral and to collect and receive any and all proceeds and receivables arising out of or generated by the collection which had heretofore arisen or accrued or which may arise or accrue during the pendency of such suit or action, and that any amounts so received shall be applied toward payment of the indebtedness hereby secured, after first paying therefrom the charges and expenses of such receivership.

         7.  Miscellaneous.

              7.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Secured Party in exercising any right, remedy, power or privilege hereunder or under the note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No right or remedy in this Security Agreement is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Secured Party at law or in equity; and the exercise by Secured Party of any one or more of such remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other remedies. To the extent permitted by law, Debtor waives any rights now or hereafter conferred by statue or otherwise which limit or modify any of Secured Party's rights or remedies under this Security Agreement.


              7.2 Notices. All notices, requests and demands to or upon any part hereto shall be deemed to have been duly given or made when delivered or when deposited in the United States mail, first class postage prepaid, addressed to such party as follows, or to such other address as may be hereafter designated in writing by such party to the other party hereto:

              Debtor:
                                      -----------------------------------
                                      DBA
                                          -------------------------------
                                      -----------------------------------
                                      -----------------------------------


              Secured Party:          UNITED GROCERS, INC.
                                      P. O. Box 22187
                                      Portland, OR 97269



              7.3 Survival of Representations and Warranties. All representations and warranties made in this Security Agreement shall survive the execution and delivery of this Security Agreement and the making of the loan hereunder.

              7.4 Amendments; Waivers. No provision of this Security Agreement, the note or any related agreements, may be amended or modified in any way, nor may noncompliance therewith be waived, except pursuant to a written instrument executed by Secured Party and Debtor.

Page 9--SECURITY AGREEMENT

              7.5 Counterparts. This Security Agreement may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              7.6 Headings. The headings of the paragraphs and subparagraphs are for convenience only, are not part of this Security Agreement and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

              7.7 Successors or Assigns. This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that Debtor may not assign or transfer its rights hereunder or any interest herein without the prior written consent of Secured Party.

              7.8 Merger Clause. This Security Agreement contains the full, final and exclusive statement of the agreement relating to the transactions hereby contemplated.

              7.9 Construction. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, Debtor hereby waives any provision of law which renders any provision hereby prohibited or unenforceable in any respect. This Security Agreement and the note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Oregon.

              7.10 Jurisdiction. Debtor hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Security Agreement, may be instituted or brought in the courts of the State of Oregon, in the County of Multnomah.

              7.11 Purchase Requirements. Debtor agrees to maintain or cause to be maintained the membership of the store in good standing with United Grocers in accordance with the Bylaws of United Grocers, Inc., as long as this Agreement remains in effect.

              7.12 Debtor acknowledges and agrees that as a material consideration and condition precedent to UG's extension of credit hereunder, Debtor covenants and agrees to purchase goods and merchandise from UG for a period of five (5) years. Debtor agrees that the weekly purchases from UG shall be in accordance with UG credit terms and that the weekly purchase of goods and merchandise shall not be less than 55 percent of Debtor's retail weekly sales volume of all goods and merchandise sold on or from the store(s)' premises and UG will supply all of Debtor's requirements at such prices and on

Page 10--SECURITY AGREEMENT
such terms asare reasonably comparable to those offered by UG to other purchasers of like kind and like quantities carrying on businesses similar to that of the Debtor. If, at any time, the Debtor contends that UG is not able to supply particular goods or merchandise customarily stocked by retail supermarkets, or that terms offered by UG are not reasonably comparable to those offered by UG to other purchasers described above, the Debtor shall so advise UG in writing, specifying such contention with particularity. If, within 20 days after receipt of such notice, UG does not offer to supply goods or merchandise so specified or does not advise Debtor that the terms and conditions offered are reasonably comparable to those offered to such other purchasers, Debtor shall be free to secure such specified goods and merchandise from any source which it desires. If UG asserts that it is offering reasonably comparable terms and Debtor nonetheless purchases from another source, such purchase, if above percentage requirements are not complied with, shall be a default. In the event of a breach of this purchase covenant, Debtor agrees to pay UG, as liquidated damages, and not as a penalty or forfeiture, a sum computed as follows:

              (a) The average weekly purchases from the date of the agreement to the date of the breach shall be determined;

              (b) The average weekly purchases so determined shall then be multiplied by the number of weeks from the date of the breach to the end of the term of the purchase agreement; and

              (c) The computed sum shall be multiplied by one and one-quarter percent (1 1/4%) to determine the liquidated damages due and owing UG by reason of Debtor's default. Said sum shall become immediately due and owing within 15 days from date of written notice of the liquidated damage. Debtor's default hereunder shall also be a default under the Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

         DEBTOR:
                                    ------------------------------------
                                    DBA
                                        --------------------------------
                                    By
                                       ---------------------------------
                                           , President

                                    By
                                       ---------------------------------
                                           , Secretary


                                    INDIVIDUALLY:


                                    ------------------------------------

                                    ------------------------------------

         SECURED PARTY:             UNITED GROCERS, INC.

                                    By
                                      ----------------------------------
                                      G. P. Fleming
                                      Assistant Secretary

Page 11--SECURITY AGREEMENT